Commitments and contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Note 11: Commitments and contingencies
Legal contingencies
On April 12, 2018, a class-action lawsuit was filed against
DDI-US
demanding a return of unfair benefit under the pretext that the Company’s social casino games are not legal in the State of Washington, United States. Similar class-action lawsuits were concurrently filed with certain of our competitors, certain of which, announced settlements which the court has recently approved. On April 25, 2021, plaintiffs filed their Second Amended Complaint, changing their allegations to include an additional corporate entity of co-defendant,
IGT.
IGT tendered its defense of the lawsuit to
DDI-US
and sought indemnity for any damages from the lawsuit, based on various agreements associated with IGT’s sale of
DDI-US.
DDI-US
had previously tendered its defense to IGT and sought indemnity from it.
On August 29, 2022,
DDI-US
entered into an agreement in principle to settle the aforementioned
Benson
class action and associated proceedings, pursuant to which, among other things, IGT and
DDI-US
would contribute $269.75 million and $145.25 million, respectively, to the settlement fund. This agreement in principle received final court approval with the final contribution to the settlement fund made in June, 2023. The Company had an aggregate accrual of $145.25 million for the years ended December 31, 2022 and 2021, less $50 million for payments made in the fourth quarter of 2022 and $95.25 million in second quarter of 2023. As of June 30, 2023, the Company loss contingency was cleared.
Publishing and license agreements
DoubleU Games
We entered into the DoubleU Games License Agreement on March 7, 2018, and it was subsequently amended on July 1, 2019 and November 27, 2019. Pursuant to the DoubleU Games License Agreement, DoubleU Games grants us an exclusive license to develop and distribute certain DoubleU Games social casino game titles and sequels thereto in the social online game field of use. We are obligated to pay a royalty license fee to DoubleU Games in connection with these rights, with certain customary terms and conditions. The agreement remains in effect until either DUG no longer holds an interest, directly or indirectly, in DDI, or DDI no longer holds an interest, directly or indirectly, in
DDI-US.
In such event, the agreement provides that the parties will mutually renegotiate the terms of the agreement. As of June 30, 2023, we licensed approximately 49 game titles under the terms of this agreement.
International Gaming Technologies (“IGT”)
In 2017, we entered into a Game Development, Distribution, and Services agreement with IGT, and it was subsequently amended on January 1, 2019. Under the terms of the agreement, IGT will deliver game assets so that we can port (a process of converting the assets into functioning slot games by platform) the technology for inclusion in our gaming apps. The agreement includes game assets that are used to create new games. Under the agreement, we pay IGT a royalty rate of 7.5% of revenue for their proprietary assets and 15% of revenue for third-party game asset types. We also pay a monthly fee for porting. The initial term of the agreement is ten (
10
) years with up to two additional five-year periods. Costs incurred in connection with this agreement for the three months ended June 30, 2023 and 2022 totaled $1.9 million and $2.3 million, respectively, and are recognized as a component of cost of revenue. Costs incurred in connection with this agreement for the six months ended June 30, 2023 and 2022 totaled $3.9 million and $5.0 million, respectively, and are recognized as a component of cost of revenue.